Statement of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash	$ 238,775	$ 4,338
Investments, at fair value	1,751,947,322	1,566,391,662
Receivables:
Notes receivable from participants	7,355,926	7,171,476
Participant contributions	0	178
Employer contributions	0	89
Total receivables	7,355,926	7,171,743
Net assets available for benefits	$ 1,759,542,023	$ 1,573,567,743